                                                                   EXHIBIT 10.46

                 AMENDMENT TO THE AMENDED AND RESTATED LIMITED
                LIABILITY COMPANY AGREEMENT OF CRAMER ROSENTHAL
                       McGLYNN, LLC DATED JUNE 28, 2002

                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10604

                                                                   June 28, 2002

WT Investments, Inc.
Wilmington Trust Corporation
1100 North Market Street
Wilmington, DE 19890

Gerald B. Cramer
Edward J. Rosenthal
Ronald H. McGlynn
Fred M. Filoon
Jay B. Abramson
Cramer, Rosenthal, McGlynn, Inc.
520 Madison Avenue
New York, NY 10022

Ladies and Gentlemen:

          Reference is made to that certain Second Amended and Restated Limited Liability Company Agreement of Cramer Rosenthal McGlynn, LLC (the "Company") by and among the Company, WT Investments, Inc. ("WTI"), Cramer, Rosenthal, McGlynn, Inc., Wilmington Trust Corporation, and certain individuals dated as of January 1, 2001 (the "LLC Agreement"). The parties to the LLC Agreement wish to modify the LLC Agreement as hereinafter set forth. All capitalized terms used but not otherwise defined in this letter have the same meanings ascribed to them in the LLC Agreement.

          Notwithstanding any provisions contained in Section 6.3 of the LLC Agreement to the contrary, (i) Profits or Losses for a Fiscal Year shall be determined without regard to items of deduction relating to the aggregate bonus payments made to certain employees of the Company listed on Schedule A hereto during such Fiscal Year pursuant to those letter agreements dated June 28, 2002 between the Company and such employees (the "Bonuses"), which items of deduction shall be separately determined and specially allocated entirely to WTI; provided, however, all other Profits or Losses for any such Fiscal Year of the Company shall be allocated among the Members as provided in Section 6.3 of the LLC Agreement, and (ii) Available Cash to be distributed to the Members during any Fiscal Year in which Bonuses are paid or during the following Fiscal Year shall be distributed among the Members as follows: (A) first, the Company shall determine the amount of Available Cash that would have been available for distribution to the Members if the Bonuses had not been paid; (B) next, the Company shall determine the portion of such amount that otherwise would have been distributed to each Member in accordance with (and in proportion to) its respective Membership Points for such Fiscal Year in accordance with Section 6.3(a) of the LLC Agreement; and
(C) finally, the Company shall reduce such amount of Available Cash that would have been distributed to WTI under clause (B) above by the amount of the Bonuses paid and that have not been previously taken into account under this clause. This arrangement will be appropriately reflected in the tax returns of the LLC.

          For purposes of calculations to be made after the date hereof pursuant to the methodology described in Exhibit B to the LLC Agreement, the amounts of the Bonuses shall not be treated as expenses of the LLC.

          Except as modified hereby, the LLC Agreement remains unchanged and, as so modified, continues in full force and effect.

          Please acknowledge your acceptance of, and agreement with, this letter by signing it in the appropriate place set forth below.

                                                  CRAMER ROSENTHAL McGLYNN, LLC



                                                  By: /s/ Ronald H. McGlynn

                                                      -------------------------
                                                      Ronald H. McGlynn
                                                      President and
                                                      Chief Executive Officer

AGREED TO AND ACCEPTED:

CRAMER, ROSENTHAL, McGLYNN, INC.



By: /s/ Ronald H. McGlynn
   ----------------------------
   Ronald H. McGlynn
   President
   Chief Executive Officer



WT INVESTMENTS, INC.



By: /s/ David R. Gibson
   ----------------------------
Title:  CFO

WILMINGTON TRUST CORPORATION



By: /s/ David R. Gibson
   -------------------------
Title:  CFO



/s/ Gerald B. Cramer
----------------------------
Gerald B. Cramer



/s/ Edward J. Rosenthal
----------------------------
Edward J. Rosenthal



/s/ Ronald H. McGlynn
----------------------------
Ronald H. McGlynn



/s/ Fred M. Filoon
----------------------------
Fred M. Filoon



/s/ Jay B. Abramson
----------------------------
Jay B. Abramson







                                      -3-